UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2016
Commission file number 1-4300
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APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	41-0747868
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400
(Address of principal executive offices)
Registrant’s telephone number, including area code (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

During the second quarter of 2016, Apache voluntarily changed its method of accounting for oil and gas exploration and development activities from the full cost method to the successful efforts method. Accordingly, certain financial information for prior periods has been recast to reflect retrospective application of the successful efforts method. In addition, in the first quarter of 2016, the Company retrospectively adopted a new accounting standard update which requires debt issuance costs to be presented as a direct deduction from the carrying value of the associated debt liability, consistent with debt discounts. The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, that was filed by the Company on August 4, 2016 reflects these accounting changes and updates for the relevant periods therein.

We have recast certain information of our filing to reflect the retrospective changes in accounting principle for all periods presented in the following sections of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “Previously Filed Quarterly Report”) as follows:

•	Part I, Item 1. Financial Statements and Notes to Consolidated Financial Statements

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part I, Item 3. Quantitative and Qualitative Disclosures About Market Risk

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Previously Filed Quarterly Report filed with the Securities Exchange Commission (SEC) on May 5, 2016 remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Quarterly Report, except for certain recast financial information as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Quarterly Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Quarterly Report and the Company’s filings made with the SEC subsequent to the filing of the Previously Filed Quarterly Report, including any amendments to those filings. In addition, on August 4, 2016, the Company filed a separate Current Report on Form 8-K for the fiscal year ended December 31, 2015, reflecting the retrospective change in accounting principle.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

*99.1	-
Financial Statements and Notes to Consolidated Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

*101.INS	-	XBRL Instance Document.
*101.SCH	-	XBRL Taxonomy Schema Document.
*101.CAL	-	XBRL Calculation Linkbase Document.
*101.DEF	-	XBRL Definition Linkbase Document.
*101.LAB	-	XBRL Label Linkbase Document.
*101.PRE	-	XBRL Presentation Linkbase Document.

*    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APACHE CORPORATION

/s/ Stephen J. Riney
Stephen J. Riney Executive Vice President and Chief Financial Officer
Dated: August 4, 2016

EXHIBIT INDEX

No.		Description
99.1	-
Financial Statements and Notes to Consolidated Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

101.INS	-	XBRL Instance Document.
101.SCH	-	XBRL Taxonomy Schema Document.
101.CAL	-	XBRL Calculation Linkbase Document.
101.DEF	-	XBRL Definition Linkbase Document.
101.LAB	-	XBRL Label Linkbase Document.
101.PRE	-	XBRL Presentation Linkbase Document.